SECURITIES AND EXCHANGE COMMISSION

                              Washington, DC 20549


                                    FORM 8-K

                                 CURRENT REPORT

                Pursuant to Section 13 or 15(d) of the Securities
                              Exchange Act of 1934


Date of Report (Date of earliest event reported): September 26, 1997


                     Penn Engineering & Manufacturing Corp.
              -----------------------------------------------------
              (Exact name of registrant as specified in its charter)


   Delaware                          1-5356                       23-0951065
----------------                  ------------               -------------------
(State or other                   (Commission                (I.R.S. Employer
 jurisdiction of                  File Number)               Identification No.)
 incorporation)

  P.O. Box 1000, Danboro, Pennsylvania                               18916
----------------------------------------                            ---------
(Address of principal executive offices)                           (Zip Code)


Registrant's telephone number, including area code (215) 766-8853

                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 4.           Changes in Registrant's Certifying Accountant.

         On September 26, 1997, upon approval of Registrant's Board of Directors and the audit committee of the Board of Directors, Registrant notified its independent auditors, Deloitte & Touche LLP ("Deloitte"), in writing that it would not be retaining Deloitte as Registrant's independent auditors.

         Deloitte's reports on the financial statements of Registrant for the fiscal years ended December 31, 1995 and December 31, 1996 did not contain any adverse opinion or any disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles.

         During the fiscal years ended December 31, 1995 and December 31, 1996, and the subsequent interim periods preceding the notice, there were no disagreements between the Registrant and Deloitte on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure which, if not resolved to the satisfaction of Deloitte, would have caused Deloitte to make a reference to the subject matter thereof in connection with its reports.

         On September 29, 1997, Registrant's Board of Directors, with the approval of Registrant's audit committee, retained Ernst & Young LLP to serve as the Registrant's certifying accountant.

Item 7.     Financial Statements and Exhibits.

            The following exhibit is being filed with this Form 8-K report:


         Exhibit No.                        Description
         -----------                        ------------

             16 Letter dated September 30, 1997 from Deloitte & Touche LLP pursuant to Item 304(a)(3) of Regulation S-K.


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


                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                           PENN ENGINEERING &
                                           MANUFACTURING CORP.



Dated:  September 30, 1997                  By:/s/ Kenneth A. Swanstrom
                                               --------------------------------
                                               Kenneth A. Swanstrom,
                                               Chairman/CEO/President





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



                                  EXHIBIT INDEX

                    (Pursuant to Item 601 of Regulation S-K)


         Exhibit No.                        Description
         -----------                        ------------

            16 Letter dated September 30, 1997 from Deloitte & Touche LLP pursuant to Item 304(a)(3) of Regulation S-K.





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